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                                                                  EXHIBIT 10.11

                     (Inventory, Accounts Receivable, Etc.)

                                PROMISSORY NOTE

U.S. $35,000,000.00                                         New York, New York
                                                            September 26, 1997



         ON OR BEFORE March 31, 1998 (the "Termination Date"), for value received, the undersigned, CELEBRITY, INC., a Texas corporation ("Celebrity"), MAGICSILK, INC., a Texas corporation ("MagicSilk"), THE CLUETT CORPORATION, a California corporation, INDIA EXOTICS, INC., a Texas corporation ("India") and STAR WHOLESALE FLORIST, INC., a Texas corporation (collectively, the "Makers"), jointly and severally promise to pay to the order of NATIONAL CANADA FINANCE CORP., a Delaware corporation having a place of business in New York, New York (the "Lender"), the principal sum of THIRTY FIVE MILLION DOLLARS (U.S. $35,000,000.00), or so much thereof as shall be disbursed and remain unpaid, together with interest from the date of disbursement until paid, upon disbursed and unpaid principal balances, at the applicable rate specified, and payable as provided, in the Loan Agreement (hereinafter defined), with the final installment of interest being due and payable concurrently on the same date that the principal balance is due hereunder.

         The "Termination Date" may be extended pursuant to the provisions of that certain Loan Agreement dated May 10, 1993, as amended by a First Amendment dated July 27, 1993, a Second Amendment, dated November 17, 1993, a Third Amendment, dated March 18, 1994, a Fourth Amendment dated November 4, 1994, a Fifth Amendment dated February 3, 1995, a Sixth Amendment dated March 14, 1995, and a Seventh Amendment dated August 4, 1995, an Eighth Amendment dated July 22, 1997, and a Ninth Amendment of even date herewith (as so amended, and as further amended, restated or otherwise modified from time to time, the "Loan Agreement"), among the Lender and the Makers; and if so extended, such extended date shall thereupon constitute the Termination Date. Unless otherwise defined herein, terms used herein shall have the meanings ascribed to them in the Loan Agreement.

         Any payment not made when due shall bear interest after maturity at a rate per annum, adjusted daily, equal to the lesser of (a) the Maximum Rate, or
(b) the Prime Rate, plus two percent (2%) per annum.

         In the event that the foregoing provisions should be construed by a court of competent jurisdiction not to constitute a valid, enforceable designation of a rate of interest or method of determining same, the indebtedness hereby evidenced shall bear interest at the Maximum Rate, or at the rate of eighteen percent (18%) per annum, whichever is less.

         This Note is given in further renewal, amendment, and increase of that certain Promissory


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Note dated May 10, 1993 executed by Celebrity and Magicsilk payable to the order of the Lender in the original principal sum of Five Million Dollars (U.S. $5,000,000) as heretofore renewed, amended, and increased by that certain Promissory Note dated July 27, 1993 executed by Celebrity and Magicsilk payable to the order of the Lender in the original principal sum of Seven Million Dollars (U.S. $7,000,000), as heretofore renewed, amended, and increased by that certain Promissory Note dated November 17, 1993 executed by Celebrity, Cluett, and Magicsilk payable to the order of the Lender in the original principal sum of Fifteen Million Dollars (U.S. $15,000,000), as renewed, amended, and increased by that certain Promissory Note dated November 4, 1994 executed by Celebrity, Magicsilk, and Cluett payable to the order of Lender in the original principal sum of Twenty Million Dollars (U.S. $20,000,000), as renewed and amended by that certain Promissory Note dated February 3,1995 executed by the Makers payable to the order of Lender in the original principal sum of Twenty Million Dollars (U.S. $20,000,000), as renewed, amended, and increased by that certain Promissory Note dated March 14, 1995 in the original principal sum of Twenty Five Million Dollars (U.S. $25,000,000), as renewed, amended, and increased by that certain Promissory Note dated August 4, 1995 executed by Celebrity, Magicsilk, Cluett, and India in the original principal sum of Thirty-Five Million Dollars (U.S. $35,000,000) and is secured by that certain Amended and Restated Security Agreement (the "Security Agreement") of even date herewith, covering Makers' Inventory, Accounts Receivable, Contract Rights, etc., all as is more particularly described in the Security Agreement; and may now or hereafter be secured by other mortgages, trust deeds, assignments, security agreements, or other instruments of pledge or hypothecation.

         This Note is payable at the offices of Lender, at 125 West 55th Street, 23rd Floor, New York, New York 10009, or at such other place as the holder may designate in writing, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

         Upon the Termination Date, or, at the option of the Lender (a) if the undersigned shall fail to make payment of any installment of interest, as above provided, or (b) upon any default in the terms and provisions of the Security Agreement, or any trust deed, mortgage, or other instrument of pledge or hypothecation which now or hereafter secures the payment of the indebtedness evidenced hereby, or (c) upon the occurrence of any Event of Default as that term is defined in the Loan Agreement, or (d) upon default in the payment when due of any other indebtedness, liabilities, or obligations of any of the Makers to the Lender, whether now existing or hereafter created or arising, absolute or contingent, due or to become due, joint, several, or joint and several, the entire unpaid balance of the indebtedness hereby evidenced, together with all interest then accrued, shall at once become due and payable for all purposes, without demand or notice, the same being hereby expressly waived.

         If this Note is placed in the hands of an attorney for collection, by suit or otherwise, or to protect the security for its payment, or to enforce its collection, or to represent the rights of the Lender in connection with any loan documentation executed in connection herewith, or to defend successfully against any claim, cause of action or suit brought by the Makers against the


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Lender, the Makers shall pay on demand all costs of collection and litigation
(including court costs), together with a reasonable attorney's fee.

         The Makers and any endorsers or guarantors hereof waive protest, demand, presentment and notice of dishonor, and agree that this Note may be extended, in whole or in part, without limit as to the number of such extensions, or the period or periods thereof, and without notice to them and without affecting their liability thereon.

         It is the intention of the Lender and the Makers to comply strictly with all applicable usury laws; and, accordingly, in no event and upon no contingency shall the holder hereof ever be entitled to receive, collect, or apply as interest any interest, fees, charges, or other payments equivalent to interest, in excess of the maximum rate which the Lender may lawfully charge under applicable statutes and laws from time to time in effect; and, in the event that the holder hereof ever receives, collects, or applies as interest, any such excess, such amount which, but for this provision, would be excessive interest, shall be applied to the reduction of the principal amount of the indebtedness evidenced hereby; and, if the principal amount of the indebtedness evidenced hereby, and all lawful interest thereon, is paid in full, any remaining excess shall forthwith be paid to the Makers, or other party lawfully entitled thereto. All interest paid or agreed to be paid by the Makers shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal, so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. Any provision hereof, or of any other agreement between the Lender and the Makers, that operates to bind, obligate, or compel the Makers to pay interest in excess of such maximum lawful contract rate shall be construed to require the payment of the maximum rate only. The provisions of this paragraph shall be given precedence over any other provision contained herein or in any other agreement between the Lender and the Makers that is in conflict with the provisions of this paragraph.

         This Note shall be governed and construed according to the internal statutes and laws of the State of New York (without consideration of principles of conflicts of laws).


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CELEBRITY, INC.                           THE CLUETT CORPORATION


By:   /s/ ROBERT H. PATTERSON, JR.        By:  /s/ ROBERT H. PATTERSON, JR.
    ------------------------------           --------------------------------
Print Name: Robert H. Patterson           Print Name:  Robert H. Patterson
           -----------------------                   ------------------------
Title:      Chairman                      Title:       Chairman
       ---------------------------              -----------------------------


MAGICSILK, INC.                           INDIA EXOTICS, INC.


By:   /s/ ROBERT H. PATTERSON, JR.        By:  /s/ ROBERT H. PATTERSON, JR.
    ------------------------------           --------------------------------
Print Name: Robert H. Patterson           Print Name:  Robert H. Patterson
           -----------------------                   ------------------------
Title:      Chairman                      Title:       Chairman
       ---------------------------              -----------------------------


                                          STAR WHOLESALE FLORIST, INC.



                                          By:  /s/ ROBERT H. PATTERSON, JR.
                                             --------------------------------
                                          Print Name:  Robert H. Patterson
                                                      -----------------------
                                          Title:       Chairman
                                                -----------------------------



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